EXHIBIT 99.1

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           Bank

                                     $265MM
                                  (Approximate)

                  MASTR Adjustable Rate Mortgages Trust 2004-4
                                    (Issuer)

                                   MARM 2004-4

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)

                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)

                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)

                Mortgage Pass-Through Certificates, Series 2004-4


               Initial Certificate
                    Principal                                                                                         Expected
                    Balance or                                                                                     Initial Rating
                 Notional Amount      Initial Pass-                          Initial W.A. Months to   W.A. Reset     of Offered
   Class              (1)(2)          Through Rate      Principal Types              Reset              Margin     Certificates(3)
------------   -------------------    -------------   --------------------   ----------------------   ----------   ---------------
  Offered
Certificates
Class 1-A-1       $[28,000,000]        [3.070]%(4)    Senior, Pass-Through            21               [1.500]%          AAA
Class 1-A-X       $    (5)             [2.993]%(6)    Senior, Notional IO             N/A                N/A             AAA
Class 2-A-1       $[83,000,000]        [3.610]%(7)    Senior, Pass-Through            35               [1.750]%          AAA
Class 2-A-X       $    (5)             [1.480]%(8)    Senior, Notional IO             N/A                N/A             AAA
Class 3-A-1       $[40,000,000]        [4.270]%(9)    Senior, Pass-Through            58               [1.750]%          AAA
Class 3-A-X       $    (5)             [0.314]%(10)   Senior, Notional IO             N/A                N/A             AAA
Class 4-A-1       $[40,000,000]        [5.326]%(11)   Senior, Pass-Through            59               [2.200]%          AAA
Class 4-A-2       $[40,000,000]        [3.896]%(12)   Senior, Pass-Through            59               [2.000]%          AAA
Class 4-A-X       $    (5)             [1.430]%(13)   Senior, Notional IO             N/A                N/A             AAA
Class 5-A-1       $[19,481,000]        [5.735]%(14)   Senior, Pass-Through            118              [1.940]%          AAA
 Class A-R        $    100             [TBD]%(15)     Senior, Residual                N/A                N/A             AAA
 Class B-1        $[TBD]               [TBD]%(16)     Subordinate                     TBD               [TBD]%           AA
 Class B-2        $[TBD]               [TBD]%(16)     Subordinate                     TBD               [TBD]%            A
 Class B-3        $[TBD]               [TBD]%(16)     Subordinate                     TBD               [TBD]%           BBB

Non-Offered
Certificates
 Class B-4        $[TBD]               [TBD]%(16)     Subordinate                     TBD               [TBD]%           BB
 Class B-5        $[TBD]               [TBD]%(16)     Subordinate                     TBD               [TBD]%            B
 Class B-6        $[TBD]               [TBD]%(16)     Subordinate                     TBD               [TBD]%           NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

      (1) Approximate, subject to adjustment as described in the prospectus supplement.

      (2)   Assumes variance of +/- 5%.

      (3) Ratings are expected from two of the following three rating agencies: Fitch, Moody's and S&P.

      (4) The pass-through rate for the Class 1-A-1 certificates for each distribution date through and including the distribution date in January 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis

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            of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [2.993]%. The pass-through rate for the Class 1-A-1 certificates for each distribution date following the distribution date in January 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.32]%.

      (5) The Classes 1-A-X, 2-A-X, 3-A-X and 4-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on their respective notional amounts.

      (6) The pass-through rate for the Class 1-A-X certificates for each distribution date through and including the distribution date in January 2006 will be a per annum rate equal to [2.993]%. The pass-through rate for the Class 1-A-X certificates for each distribution date following the distribution date in January 2006 will be a per annum rate equal to [1.32]%.

      (7) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in March 2007 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.47]%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in March 2007 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.60]%.

      (8) The pass-through rate for the Class 2-A-X certificates for each distribution date through and including the distribution date in March 2007 will be a per annum rate equal to [1.47]%. The pass-through rate for the Class 2-A-X certificates for each distribution date following the distribution date in March 2007 will be a per annum rate equal to [0.60]%.

      (9) The pass-through rate for the Class 3-A-1 certificates for each distribution date through and including the distribution date in February 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.3145]%. The pass-through rate for the Class 3-A-1 certificates for each distribution date following the distribution date in February 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.23]%.

      (10) The pass-through rate for the Class 3-A-X certificates for each distribution date through and including the distribution date in February 2009 will be a per annum rate equal to [0.3145]%. The pass-through rate for the Class 3-A-X certificates for each distribution date following the distribution date in February 2009 will be a per annum rate equal to [0.23]%.

      (11) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

      (12) The pass through rate for the Class 4-A-2 certificates for each distribution date through and including the distribution date in March 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.430]%. The pass through rate for the Class 4-A-2 certificates for each distribution date following the distribution date in March 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.20]%.

      (13) The pass-through rate for the Class 4-A-X certificates for each distribution date through and including the distribution date in March 2009 will be a per annum rate equal to [1.430]%. The pass-through rate for the Class 4-A-X certificates for each distribution date following the distribution date in March 2009 will be a per annum rate equal to [0.20]%.

      (14) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

      (15) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

      (16) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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SUMMARY

Relevant Parties

     Issuer......................   MASTR Adjustable Rate Mortgages Trust
                                    2004-4. The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions,
                                    Inc., as depositor, and JPMorgan Chase Bank, as trustee.

     Depositor ..................   Mortgage Asset Securitization Transactions,
                                    Inc., a Delaware corporation. The
                                    depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The
                                    Depositor" in the prospectus.

     Master Servicer ............   Wells Fargo Bank Minnesota, N.A., a national
                                    banking association. The master servicer's principal office is located at 9062 Old
                                    Annapolis Road, Columbia, Maryland 21045.
                                    See "The Master Servicer and the
                                    Servicers--The Master Servicer" in the
                                    prospectus supplement.

     Transferor .................   UBS Real Estate Securities Inc. The
                                    transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

     Trustee ....................   JPMorgan Chase Bank, a New York banking
                                    corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York,
                                    New York 10004-2477. See "The Pooling and
                                    Servicing Agreement-- The Trustee" in the prospectus supplement.

Relevant Dates

     Cut-Off Date ...............   April 1, 2004.

     Closing Date ...............   On or about April 29, 2004.

     Investor Settle Date .......   On or about April 30, 2004.

     Distribution Date ..........   The 25th day of each month or, if that
                                    day is not a business day, the next business day, beginning in May 2004.

     Servicer Remittance Date ...   For each servicer the 18th day of each month
                                    (or, if that day is not a business day, the immediately following business day).

     Interest Accrual Period ....   For each class of certificates, the calendar
                                    month immediately prior to the month in
                                    which the relevant distribution date occurs.

Optional Termination ............   The master servicer may, at its option,
                                    repurchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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                                    that date of determination, is less than 5%
                                    of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement ..............   Credit enhancements may reduce the harm
                                    caused to holders of certificates by
                                    shortfalls in payments collected on the
                                    loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                    Subordination. The group 1, group 2, group
                                    3, group 4, and group 5 senior certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, group 4, and group 5 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date ...............   May 25, 2033

Collateral ......................   The Trust's main source of funds for making
                                    distributions on the certificates will be collections on five pools of closed-end, adjustable- rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status ......................   Elections will be made to treat the assets
                                    of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A- R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class
                                    A-R certificates will be treated as the
                                    residual interests in each of the Upper-Tier
                                    REMIC, the Middle- Tier REMIC and the
                                    Lower-Tier REMIC.

ERISA Considerations ............   If you are a fiduciary of any retirement
                                    plan or other employee benefit arrangement subject to the Employee Retirement Income
                                    Security Act of 1974, as amended, or Section
                                    4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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
                                          MARM 2004-4 Preliminary Collateral
----------------------------------------------------------------------------------------------------------------------
         Pool                G1              G2              G3              G4              G5             Total:
----------------------------------------------------------------------------------------------------------------------
    Total Balance         $30,101,267     $91,104,862     $43,926,912     $85,153,906     $20,947,275     $271,234,222
     Avg Balance             $228,040        $396,108        $340,519        $282,903        $445,687         $323,283
    WA Gross Rate               6.441           5.397           4.924           5.648           6.035            5.564
     WA Net Rate                6.063           5.080           4.584           5.325           5.736            5.237
       WA Roll                     21              35              58              59             118               51
   WA Gross Margin               3.53            2.72            2.36            2.56            2.32            2.670
  WA First Rate Cap              2.97            4.37            5.00            4.98            5.00            4.558
 WA Periodic Rate Cap            1.00            1.07            1.12            1.08            1.12            1.076
     WA Max Rate                11.77           11.18           10.05           10.72           11.04           10.907
       WA FICO                    682             705             727             720             716              712
     WA Orig LTV                 81.7            76.8            73.1            78.8            72.7             77.0
         CA%                     43.6            65.7            29.5            49.0            46.6             50.7
       Prepay%                   78.5            40.1             2.9            34.7             7.7             34.2
      Full Doc%                  14.3            28.7            89.8             7.7            48.1             31.9
         IO%                     25.5            75.9            69.5            65.6           100.0             67.9
     WA Rem Term                  357             359             358             358             358              358
----------------------------------------------------------------------------------------------------------------------

 *NOTE: This collateral is preliminary and could change prior to deal close.

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 1A1 (2/6)

Balance     $28,000,000     Delay              24               WAC(1)     6.441
Coupon      2.430           Dated              4/1/2004         WAM(1)     357
Settle      4/30/2004       First Payment      5/25/2004

RUN TO THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 21, THEN GROUP 1 NWAC - 3.63 ELSE GROUP 1 NWAC - 1.95

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                       99-24           2.460           2.466           2.472           2.479           2.486           2.501
                       99-25           2.455           2.459           2.463           2.468           2.472           2.482
                       99-26           2.450           2.452           2.454           2.456           2.459           2.463
                       99-27           2.444           2.445           2.445           2.445           2.445           2.444
                       99-28           2.439           2.438           2.436           2.434           2.431           2.425
                       99-29           2.434           2.431           2.427           2.423           2.418           2.406
                       99-30           2.429           2.424           2.418           2.411           2.404           2.387
                       99-31           2.424           2.417           2.409           2.400           2.390           2.368
                      100-00           2.419           2.410           2.400           2.389           2.377           2.349
                      100-01           2.414           2.403           2.391           2.378           2.363           2.330
                      100-02           2.409           2.396           2.382           2.367           2.350           2.311
                      100-03           2.403           2.389           2.373           2.355           2.336           2.292
                      100-04           2.398           2.382           2.364           2.344           2.322           2.273
                      100-05           2.393           2.375           2.355           2.333           2.309           2.254
                      100-06           2.388           2.368           2.346           2.322           2.295           2.235
                      100-07           2.383           2.361           2.337           2.311           2.282           2.216
                      100-08           2.378           2.354           2.328           2.300           2.268           2.197

                         WAL            7.06            5.02            3.80            3.00            2.44            1.71
                    Mod Durn           6.084           4.477           3.475           2.787           2.292           1.637
            Principal Window       05/04 - 05/25   05/04 - 04/20   05/04 - 09/16   05/04 - 03/14   05/04 - 06/12   05/04 - 02/10

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                       99-24           2.519           2.541           2.567
                       99-25           2.494           2.507           2.524
                       99-26           2.468           2.474           2.480
                       99-27           2.442           2.440           2.437
                       99-28           2.417           2.407           2.394
                       99-29           2.391           2.373           2.351
                       99-30           2.366           2.339           2.307
                       99-31           2.340           2.306           2.264
                      100-00           2.314           2.273           2.221
                      100-01           2.289           2.239           2.178
                      100-02           2.263           2.206           2.135
                      100-03           2.238           2.172           2.092
                      100-04           2.212           2.139           2.049
                      100-05           2.187           2.106           2.006
                      100-06           2.161           2.072           1.963
                      100-07           2.136           2.039           1.920
                      100-08           2.111           2.006           1.877

                         WAL            1.27            0.96            0.74
                    Mod Durn           1.220           0.932           0.724
            Principal Window       05/04 - 08/08   05/04 - 07/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 1A1 (2/6)

Balance   $28,000,000    Delay             24            WAC(1)      6.441
Coupon    3.070          Dated             4/1/2004      WAM(1)      357
Settle    4/30/2004      First Payment     5/25/2004

RUN TO THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 21, THEN GROUP 1 NWAC - 2.99 ELSE GROUP 1 NWAC - 1.32

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      100-24           2.924           2.869           2.809           2.743           2.670           2.506
                      100-25           2.918           2.862           2.800           2.732           2.657           2.487
                      100-26           2.913           2.855           2.791           2.720           2.643           2.468
                      100-27           2.908           2.848           2.782           2.709           2.630           2.449
                      100-28           2.903           2.841           2.773           2.698           2.616           2.430
                      100-29           2.898           2.834           2.764           2.687           2.602           2.411
                      100-30           2.892           2.827           2.755           2.676           2.589           2.392
                      100-31           2.887           2.820           2.746           2.665           2.575           2.374
                      101-00           2.882           2.813           2.737           2.653           2.562           2.355
                      101-01           2.877           2.806           2.728           2.642           2.548           2.336
                      101-02           2.871           2.799           2.719           2.631           2.535           2.317
                      101-03           2.866           2.792           2.710           2.620           2.521           2.298
                      101-04           2.861           2.785           2.701           2.609           2.508           2.279
                      101-05           2.856           2.778           2.692           2.598           2.494           2.260
                      101-06           2.851           2.771           2.683           2.586           2.481           2.242
                      101-07           2.845           2.764           2.674           2.575           2.467           2.223
                      101-08           2.840           2.757           2.665           2.564           2.454           2.204

                         WAL            7.06            5.02            3.80            3.00            2.44            1.71
                    Mod Durn           5.916           4.392           3.430           2.763           2.280           1.635
            Principal Window       05/04 - 05/25   05/04 - 04/20   05/04 - 09/16   05/04 - 03/14   05/04 - 06/12   05/04 - 02/10

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      100-24           2.309           2.069           1.776
                      100-25           2.284           2.036           1.734
                      100-26           2.258           2.003           1.691
                      100-27           2.233           1.970           1.649
                      100-28           2.208           1.937           1.606
                      100-29           2.182           1.904           1.564
                      100-30           2.157           1.871           1.521
                      100-31           2.132           1.838           1.479
                      101-00           2.107           1.805           1.437
                      101-01           2.081           1.772           1.394
                      101-02           2.056           1.739           1.352
                      101-03           2.031           1.706           1.310
                      101-04           2.006           1.674           1.268
                      101-05           1.981           1.641           1.226
                      101-06           1.956           1.608           1.183
                      101-07           1.930           1.575           1.141
                      101-08           1.905           1.542           1.099

                         WAL            1.27            0.96            0.74
                    Mod Durn           1.223           0.937           0.729
            Principal Window       05/04 - 08/08   05/04 - 07/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 1A1 (2/6)

Balance   $28,000,000     Delay             24              WAC(1)       6.441
Coupon    3.670           Dated             4/1/2004        WAM(1)       357
Settle    4/30/2004       First Payment     5/25/2004

RUN TO THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 21, THEN GROUP 1 NWAC - 2.39 ELSE GROUP 1 NWAC - .72

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      101-24           3.348           3.233           3.107           2.969           2.817           2.476
                      101-25           3.343           3.226           3.098           2.958           2.804           2.457
                      101-26           3.337           3.219           3.089           2.946           2.790           2.438
                      101-27           3.332           3.212           3.080           2.935           2.777           2.420
                      101-28           3.327           3.204           3.071           2.924           2.763           2.401
                      101-29           3.321           3.197           3.062           2.913           2.750           2.382
                      101-30           3.316           3.190           3.053           2.902           2.736           2.363
                      101-31           3.311           3.183           3.044           2.891           2.723           2.345
                      102-00           3.306           3.176           3.035           2.879           2.710           2.326
                      102-01           3.300           3.169           3.026           2.868           2.696           2.307
                      102-02           3.295           3.162           3.017           2.857           2.683           2.289
                      102-03           3.290           3.155           3.008           2.846           2.669           2.270
                      102-04           3.284           3.148           2.999           2.835           2.656           2.251
                      102-05           3.279           3.141           2.990           2.824           2.642           2.233
                      102-06           3.274           3.134           2.981           2.813           2.629           2.214
                      102-07           3.269           3.127           2.972           2.802           2.615           2.195
                      102-08           3.263           3.120           2.963           2.791           2.602           2.177

                         WAL            7.06            5.02            3.80            3.00            2.44            1.71
                    Mod Durn           5.769           4.319           3.391           2.742           2.269           1.635
            Principal Window       05/04 - 05/25   05/04 - 04/20   05/04 - 09/16   05/04 - 03/14   05/04 - 06/12   05/04 - 02/10

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      101-24           2.068           1.572           0.968
                      101-25           2.043           1.540           0.926
                      101-26           2.018           1.507           0.884
                      101-27           1.993           1.474           0.843
                      101-28           1.968           1.442           0.801
                      101-29           1.943           1.409           0.759
                      101-30           1.918           1.377           0.718
                      101-31           1.893           1.345           0.676
                      102-00           1.868           1.312           0.634
                      102-01           1.843           1.280           0.593
                      102-02           1.818           1.247           0.551
                      102-03           1.793           1.215           0.510
                      102-04           1.768           1.183           0.468
                      102-05           1.744           1.150           0.427
                      102-06           1.719           1.118           0.386
                      102-07           1.694           1.086           0.344
                      102-08           1.669           1.053           0.303

                         WAL            1.27            0.96            0.74
                    Mod Durn           1.227           0.942           0.735
            Principal Window       05/04 - 08/08   05/04 - 07/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 1A1 (2/6)

Balance    $28,000,000        Delay             24              WAC(1)     6.441
Coupon     6.064              Dated             4/1/2004        WAM(1)     357
Settle     4/30/2004          First Payment     5/25/2004

RUN TO THE 5% CLEANUP CALL.

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      104-20           3.979           3.807           3.608           3.377           3.112           2.471
                      104-21           3.973           3.800           3.599           3.366           3.099           2.453
                      104-22           3.968           3.793           3.590           3.355           3.085           2.434
                      104-23           3.962           3.785           3.581           3.344           3.072           2.416
                      104-24           3.957           3.778           3.572           3.333           3.058           2.397
                      104-25           3.952           3.771           3.563           3.322           3.045           2.379
                      104-26           3.946           3.764           3.554           3.310           3.032           2.361
                      104-27           3.941           3.757           3.545           3.299           3.018           2.342
                      104-28           3.935           3.750           3.536           3.288           3.005           2.324
                      104-29           3.930           3.742           3.527           3.277           2.992           2.306
                      104-30           3.924           3.735           3.518           3.266           2.978           2.287
                      104-31           3.919           3.728           3.509           3.255           2.965           2.269
                      105-00           3.913           3.721           3.500           3.244           2.952           2.251
                      105-01           3.908           3.714           3.491           3.233           2.938           2.232
                      105-02           3.903           3.707           3.481           3.222           2.925           2.214
                      105-03           3.897           3.699           3.472           3.210           2.912           2.196
                      105-04           3.892           3.692           3.463           3.199           2.898           2.178

                         WAL            7.06            5.02            3.80            3.00            2.44            1.71
                    Mod Durn           5.454           4.132           3.274           2.668           2.222           1.618
            Principal Window       05/04 - 05/25   05/04 - 04/20   05/04 - 09/16   05/04 - 03/14   05/04 - 06/12   05/04 - 02/10

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      104-20           1.648           0.587          -0.774
                      104-21           1.624           0.556          -0.814
                      104-22           1.599           0.524          -0.854
                      104-23           1.575           0.493          -0.894
                      104-24           1.551           0.462          -0.934
                      104-25           1.526           0.430          -0.974
                      104-26           1.502           0.399          -1.014
                      104-27           1.478           0.368          -1.053
                      104-28           1.454           0.336          -1.093
                      104-29           1.430           0.305          -1.133
                      104-30           1.405           0.274          -1.173
                      104-31           1.381           0.243          -1.212
                      105-00           1.357           0.212          -1.252
                      105-01           1.333           0.180          -1.292
                      105-02           1.309           0.149          -1.331
                      105-03           1.285           0.118          -1.371
                      105-04           1.261           0.087          -1.410

                         WAL            1.27            0.96            0.74
                    Mod Durn           1.225           0.949           0.746
            Principal Window       05/04 - 08/08   05/04 - 07/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 2A1 (3/6)

Balance    $83,000,000   Delay           24          WAC(1)               5.397
Coupon     2.7900        Dated           4/1/2004    WAM(1)               359
Settle     4/30/2004     First Payment   5/25/2004   Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 2 NWAC - 2.29, ELSE GROUP 2 NWAC - .6

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                       99-24           2.821           2.824           2.828           2.832           2.837           2.847
                       99-25           2.807           2.810           2.812           2.815           2.818           2.824
                       99-26           2.794           2.795           2.797           2.798           2.799           2.801
                       99-27           2.781           2.781           2.781           2.781           2.780           2.779
                       99-28           2.767           2.766           2.765           2.764           2.762           2.756
                       99-29           2.754           2.752           2.749           2.746           2.743           2.734
                       99-30           2.741           2.738           2.734           2.729           2.724           2.711
                       99-31           2.728           2.723           2.718           2.712           2.705           2.689
                      100-00           2.714           2.709           2.702           2.695           2.687           2.666
                      100-01           2.701           2.694           2.687           2.678           2.668           2.644
                      100-02           2.688           2.680           2.671           2.661           2.649           2.621
                      100-03           2.674           2.665           2.655           2.644           2.631           2.599
                      100-04           2.661           2.651           2.640           2.627           2.612           2.576
                      100-05           2.648           2.637           2.624           2.610           2.593           2.554
                      100-06           2.635           2.622           2.608           2.592           2.575           2.532
                      100-07           2.621           2.608           2.593           2.575           2.556           2.509
                      100-08           2.608           2.594           2.577           2.558           2.537           2.487

                    N-Spread              29              40              50              60              70              88
                         WAL            2.47            2.27            2.08            1.91            1.74            1.44
                    Mod Durn           2.346           2.162           1.987           1.822           1.667           1.387
            Principal Window       05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                       99-24           2.859           2.874           2.895
                       99-25           2.831           2.840           2.852
                       99-26           2.804           2.806           2.808
                       99-27           2.776           2.772           2.765
                       99-28           2.749           2.738           2.722
                       99-29           2.721           2.704           2.679
                       99-30           2.694           2.670           2.636
                       99-31           2.666           2.636           2.592
                      100-00           2.639           2.602           2.549
                      100-01           2.612           2.568           2.506
                      100-02           2.584           2.534           2.463
                      100-03           2.557           2.501           2.420
                      100-04           2.530           2.467           2.377
                      100-05           2.502           2.433           2.334
                      100-06           2.475           2.399           2.291
                      100-07           2.448           2.366           2.248
                      100-08           2.421           2.332           2.206

                    N-Spread             103             114             119
                         WAL            1.18            0.95            0.74
                    Mod Durn           1.139           0.921           0.723
            Principal Window       05/04 - 03/07   05/04 - 03/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 2A1 (3/6)

Balance   $83,000,000    Delay           24           WAC(1)               5.397
Coupon    3.5800         Dated           4/1/2004     WAM(1)               359
Settle    4/30/2004      First Payment   5/25/2004    Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 2 NWAC - 1.5002, ELSE GROUP 2 NWAC - .6

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      100-24           3.169           3.135           3.096           3.052           3.003           2.885
                      100-25           3.156           3.120           3.080           3.035           2.984           2.863
                      100-26           3.143           3.106           3.064           3.018           2.965           2.840
                      100-27           3.129           3.091           3.049           3.000           2.947           2.818
                      100-28           3.116           3.077           3.033           2.983           2.928           2.796
                      100-29           3.103           3.063           3.017           2.966           2.909           2.773
                      100-30           3.089           3.048           3.002           2.949           2.891           2.751
                      100-31           3.076           3.034           2.986           2.932           2.872           2.728
                      101-00           3.063           3.019           2.970           2.915           2.853           2.706
                      101-01           3.049           3.005           2.955           2.898           2.835           2.684
                      101-02           3.036           2.990           2.939           2.881           2.816           2.662
                      101-03           3.023           2.976           2.923           2.864           2.798           2.639
                      101-04           3.010           2.962           2.908           2.847           2.779           2.617
                      101-05           2.996           2.947           2.892           2.830           2.760           2.595
                      101-06           2.983           2.933           2.876           2.813           2.742           2.572
                      101-07           2.970           2.919           2.861           2.796           2.723           2.550
                      101-08           2.957           2.904           2.845           2.779           2.705           2.528

                    N-Spread              64              71              77              82              87              92
                         WAL            2.47            2.27            2.08            1.91            1.74            1.44
                    Mod Durn           2.321           2.142           1.971           1.809           1.658           1.382
            Principal Window       05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      100-24           2.732           2.530           2.242
                      100-25           2.705           2.496           2.199
                      100-26           2.678           2.463           2.157
                      100-27           2.651           2.429           2.114
                      100-28           2.624           2.396           2.072
                      100-29           2.597           2.362           2.029
                      100-30           2.569           2.329           1.987
                      100-31           2.542           2.295           1.944
                      101-00           2.515           2.262           1.902
                      101-01           2.488           2.229           1.859
                      101-02           2.461           2.195           1.817
                      101-03           2.434           2.162           1.775
                      101-04           2.407           2.128           1.732
                      101-05           2.380           2.095           1.690
                      101-06           2.353           2.062           1.648
                      101-07           2.326           2.029           1.606
                      101-08           2.299           1.995           1.564

                    N-Spread              90              80              55
                         WAL            1.18            0.95            0.74
                    Mod Durn           1.139           0.923           0.728
            Principal Window       05/04 - 03/07   05/04 - 03/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 2A1 (3/6)

Balance   $83,000,000   Delay            24           WAC(1)               5.397
Coupon    4.3400        Dated            4/1/2004     WAM(1)               359
Settle    4/30/2004     First Payment    5/25/2004    Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 2 NWAC - .740, ELSE GROUP 2 NWAC - .6


                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      101-24           3.485           3.412           3.331           3.240           3.137           2.895
                      101-25           3.472           3.398           3.315           3.222           3.119           2.872
                      101-26           3.458           3.384           3.300           3.205           3.100           2.850
                      101-27           3.445           3.369           3.284           3.188           3.082           2.828
                      101-28           3.432           3.355           3.268           3.171           3.063           2.806
                      101-29           3.418           3.340           3.253           3.154           3.045           2.784
                      101-30           3.405           3.326           3.237           3.137           3.026           2.761
                      101-31           3.392           3.312           3.222           3.120           3.008           2.739
                      102-00           3.378           3.297           3.206           3.103           2.989           2.717
                      102-01           3.365           3.283           3.190           3.086           2.971           2.695
                      102-02           3.352           3.268           3.175           3.069           2.952           2.673
                      102-03           3.339           3.254           3.159           3.052           2.934           2.651
                      102-04           3.325           3.240           3.144           3.036           2.915           2.629
                      102-05           3.312           3.225           3.128           3.019           2.897           2.606
                      102-06           3.299           3.211           3.112           3.002           2.878           2.584
                      102-07           3.286           3.197           3.097           2.985           2.860           2.562
                      102-08           3.272           3.182           3.081           2.968           2.841           2.540

                    N-Spread              96              99             100             101             100              93
                         WAL            2.47            2.27            2.08            1.91            1.74            1.44
                    Mod Durn           2.298           2.123           1.956           1.798           1.649           1.379
            Principal Window       05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      101-24           2.580           2.165           1.576
                      101-25           2.554           2.132           1.534
                      101-26           2.527           2.099           1.492
                      101-27           2.500           2.066           1.450
                      101-28           2.473           2.033           1.408
                      101-29           2.446           2.000           1.366
                      101-30           2.419           1.967           1.325
                      101-31           2.392           1.934           1.283
                      102-00           2.365           1.901           1.241
                      102-01           2.339           1.868           1.200
                      102-02           2.312           1.835           1.158
                      102-03           2.285           1.802           1.116
                      102-04           2.258           1.769           1.075
                      102-05           2.232           1.737           1.033
                      102-06           2.205           1.704           0.992
                      102-07           2.178           1.671           0.950
                      102-08           2.152           1.638           0.909

                    N-Spread              75              43             -11
                         WAL            1.18            0.95            0.74
                    Mod Durn           1.139           0.927           0.733
            Principal Window       05/04 - 03/07   05/04 - 03/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 2A1 (3/6)

Balance   $83,000,000  Delay             24         WAC(1)               5.397
Coupon    5.0800       Dated             4/1/2004   WAM(1)               359
Settle    4/30/2004    First Payment     5/25/2004  Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      102-30           3.698           3.582           3.451           3.304           3.141           2.753
                      102-31           3.685           3.567           3.435           3.287           3.123           2.731
                      103-00           3.672           3.553           3.420           3.270           3.104           2.709
                      103-01           3.658           3.539           3.404           3.253           3.086           2.687
                      103-02           3.645           3.524           3.389           3.237           3.067           2.665
                      103-03           3.632           3.510           3.373           3.220           3.049           2.643
                      103-04           3.619           3.496           3.358           3.203           3.031           2.621
                      103-05           3.605           3.481           3.342           3.186           3.012           2.600
                      103-06           3.592           3.467           3.326           3.169           2.994           2.578
                      103-07           3.579           3.453           3.311           3.152           2.975           2.556
                      103-08           3.566           3.438           3.295           3.135           2.957           2.534
                      103-09           3.552           3.424           3.280           3.118           2.939           2.512
                      103-10           3.539           3.410           3.264           3.102           2.920           2.490
                      103-11           3.526           3.395           3.249           3.085           2.902           2.468
                      103-12           3.513           3.381           3.233           3.068           2.884           2.447
                      103-13           3.499           3.367           3.218           3.051           2.866           2.425
                      103-14           3.486           3.353           3.203           3.034           2.847           2.403

                    N-Spread             117             116             112             107             101              79
                         WAL            2.47            2.27            2.08            1.91            1.74            1.44
                    Mod Durn           2.278           2.107           1.944           1.789           1.643           1.378
            Principal Window       05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07   05/04 - 03/07

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      102-30           2.253           1.594           0.660
                      102-31           2.227           1.562           0.619
                      103-00           2.200           1.529           0.578
                      103-01           2.174           1.497           0.537
                      103-02           2.147           1.464           0.496
                      103-03           2.121           1.432           0.455
                      103-04           2.094           1.400           0.414
                      103-05           2.068           1.367           0.373
                      103-06           2.041           1.335           0.332
                      103-07           2.015           1.302           0.291
                      103-08           1.989           1.270           0.251
                      103-09           1.962           1.238           0.210
                      103-10           1.936           1.205           0.169
                      103-11           1.909           1.173           0.129
                      103-12           1.883           1.141           0.088
                      103-13           1.857           1.109           0.047
                      103-14           1.831           1.077           0.007

                    N-Spread              43             -13            -102
                         WAL            1.18            0.95            0.74
                    Mod Durn           1.142           0.932           0.739
            Principal Window       05/04 - 03/07   05/04 - 03/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 3A1 (5/6)

Balance  $40,000,000  Delay             24           WAC(1)               4.924
Coupon   3.8600       Dated             4/1/2004     WAM(1)               358
Settle   4/30/2004    First Payment     5/25/2004    Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 3 NWAC - .724556, ELSE GROUP 3 NWAC - .23

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      100-08           3.734           3.714           3.692           3.666           3.637           3.566
                      100-09           3.725           3.704           3.680           3.653           3.622           3.546
                      100-10           3.716           3.693           3.668           3.639           3.606           3.527
                      100-11           3.706           3.682           3.656           3.626           3.591           3.507
                      100-12           3.697           3.672           3.644           3.612           3.575           3.487
                      100-13           3.688           3.661           3.632           3.598           3.560           3.467
                      100-14           3.678           3.651           3.620           3.585           3.545           3.447
                      100-15           3.669           3.640           3.608           3.571           3.529           3.428
                      100-16           3.660           3.629           3.596           3.558           3.514           3.408
                      100-17           3.650           3.619           3.584           3.544           3.499           3.388
                      100-18           3.641           3.608           3.572           3.531           3.483           3.368
                      100-19           3.632           3.598           3.560           3.517           3.468           3.349
                      100-20           3.623           3.587           3.548           3.504           3.453           3.329
                      100-21           3.613           3.577           3.536           3.490           3.437           3.309
                      100-22           3.604           3.566           3.524           3.476           3.422           3.290
                      100-23           3.595           3.556           3.512           3.463           3.407           3.270
                      100-24           3.585           3.545           3.500           3.449           3.391           3.250

                    N-Spread              66              81              97             113             126             147
                         WAL            3.67            3.22            2.82            2.48            2.18            1.68
                    Mod Durn           3.331           2.932           2.589           2.287           2.017           1.571
            Principal Window       05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      100-08           3.470           3.341           3.184
                      100-09           3.444           3.308           3.141
                      100-10           3.418           3.274           3.097
                      100-11           3.393           3.240           3.054
                      100-12           3.367           3.207           3.011
                      100-13           3.341           3.173           2.968
                      100-14           3.316           3.140           2.925
                      100-15           3.290           3.106           2.882
                      100-16           3.264           3.073           2.839
                      100-17           3.239           3.039           2.796
                      100-18           3.213           3.006           2.753
                      100-19           3.187           2.972           2.710
                      100-20           3.162           2.939           2.667
                      100-21           3.136           2.905           2.624
                      100-22           3.111           2.872           2.581
                      100-23           3.085           2.839           2.538
                      100-24           3.060           2.805           2.495

                    N-Spread             159             160             148
                         WAL            1.27            0.96            0.74
                    Mod Durn           1.208           0.925           0.720
            Principal Window       05/04 - 08/08   05/04 - 07/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 3A1 (5/6)

Balance   $40,000,000  Delay             24          WAC(1)               4.924
Coupon    4.2400       Dated             4/1/2004    WAM(1)               358
Settle    4/30/2004    First Payment     5/25/2004   Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 3 NWAC - .347556, ELSE GROUP 3 NWAC - .23

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      100-24           3.958           3.917           3.871           3.818           3.758           3.614
                      100-25           3.949           3.906           3.859           3.805           3.743           3.594
                      100-26           3.940           3.896           3.847           3.791           3.728           3.574
                      100-27           3.930           3.885           3.835           3.778           3.712           3.554
                      100-28           3.921           3.874           3.823           3.764           3.697           3.535
                      100-29           3.912           3.864           3.811           3.750           3.681           3.515
                      100-30           3.902           3.853           3.799           3.737           3.666           3.495
                      100-31           3.893           3.843           3.787           3.723           3.651           3.476
                      101-00           3.884           3.832           3.775           3.710           3.635           3.456
                      101-01           3.874           3.821           3.763           3.696           3.620           3.436
                      101-02           3.865           3.811           3.751           3.683           3.605           3.417
                      101-03           3.856           3.800           3.739           3.669           3.589           3.397
                      101-04           3.846           3.790           3.727           3.656           3.574           3.377
                      101-05           3.837           3.779           3.715           3.642           3.559           3.358
                      101-06           3.828           3.769           3.703           3.629           3.543           3.338
                      101-07           3.818           3.758           3.691           3.615           3.528           3.319
                      101-08           3.809           3.747           3.679           3.602           3.513           3.299

                    N-Spread              88             102             115             128             138             151
                         WAL            3.67            3.22            2.82            2.48            2.18            1.68
                    Mod Durn           3.306           2.913           2.575           2.276           2.010           1.568
            Principal Window       05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      100-24           3.417           3.157           2.839
                      100-25           3.392           3.123           2.796
                      100-26           3.366           3.090           2.753
                      100-27           3.341           3.056           2.710
                      100-28           3.315           3.023           2.667
                      100-29           3.289           2.990           2.624
                      100-30           3.264           2.956           2.582
                      100-31           3.238           2.923           2.539
                      101-00           3.213           2.890           2.496
                      101-01           3.187           2.857           2.453
                      101-02           3.162           2.823           2.411
                      101-03           3.136           2.790           2.368
                      101-04           3.111           2.757           2.326
                      101-05           3.085           2.724           2.283
                      101-06           3.060           2.691           2.241
                      101-07           3.035           2.658           2.198
                      101-08           3.009           2.625           2.156

                    N-Spread             154             142             114
                         WAL            1.27            0.96            0.74
                    Mod Durn           1.209           0.927           0.723
            Principal Window       05/04 - 08/08   05/04 - 07/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 3A1 (5/6)

Balance    $40,000,000   Delay           24           WAC(1)               4.924
Coupon     4.5846        Dated           4/1/2004     WAM(1)               358
Settle     4/30/2004     First Payment   5/25/2004    Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                     101-07+           4.157           4.094           4.025           3.947           3.858           3.642
                     101-08+           4.147           4.084           4.013           3.934           3.842           3.622
                     101-09+           4.138           4.073           4.001           3.920           3.827           3.603
                     101-10+           4.129           4.063           3.989           3.906           3.812           3.583
                     101-11+           4.119           4.052           3.977           3.893           3.796           3.563
                     101-12+           4.110           4.041           3.965           3.879           3.781           3.544
                     101-13+           4.101           4.031           3.953           3.866           3.766           3.524
                     101-14+           4.091           4.020           3.941           3.852           3.750           3.505
                     101-15+           4.082           4.010           3.929           3.839           3.735           3.485
                     101-16+           4.073           3.999           3.917           3.825           3.720           3.465
                     101-17+           4.063           3.988           3.906           3.812           3.704           3.446
                     101-18+           4.054           3.978           3.894           3.798           3.689           3.426
                     101-19+           4.045           3.967           3.882           3.785           3.674           3.407
                     101-20+           4.035           3.957           3.870           3.771           3.659           3.387
                     101-21+           4.026           3.946           3.858           3.758           3.643           3.368
                     101-22+           4.017           3.936           3.846           3.744           3.628           3.348
                     101-23+           4.007           3.925           3.834           3.731           3.613           3.329

                    N-Spread             108             119             130             141             148             154
                         WAL            3.67            3.22            2.82            2.48            2.18            1.68
                    Mod Durn           3.284           2.896           2.563           2.267           2.004           1.567
            Principal Window       05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09   05/04 - 02/09

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                     101-07+           3.350           2.963           2.491
                     101-08+           3.325           2.930           2.449
                     101-09+           3.299           2.897           2.406
                     101-10+           3.274           2.864           2.364
                     101-11+           3.248           2.831           2.321
                     101-12+           3.223           2.797           2.279
                     101-13+           3.198           2.764           2.237
                     101-14+           3.172           2.731           2.194
                     101-15+           3.147           2.698           2.152
                     101-16+           3.121           2.665           2.110
                     101-17+           3.096           2.632           2.067
                     101-18+           3.071           2.599           2.025
                     101-19+           3.045           2.566           1.983
                     101-20+           3.020           2.533           1.941
                     101-21+           2.995           2.501           1.899
                     101-22+           2.970           2.468           1.856
                     101-23+           2.944           2.435           1.814

                    N-Spread             147             123              80
                         WAL            1.27            0.96            0.74
                    Mod Durn           1.209           0.929           0.725
            Principal Window       05/04 - 08/08   05/04 - 07/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                           [LOGO] UBS Investment
                                                                      Bank

MARM 04-4, 5A1 (10/6)

Balance   $19,481,000   Delay             24         WAC(1)               6.054
Coupon    5.7356        Dated             4/1/2004   WAM(1)               358
Settle    4/30/2004     First Payment     5/25/2004  Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 118 MONTHS AND THE 5% CLEANUP CALL.

                                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR
                      102-20           5.166           5.025           4.866           4.684           4.454           3.934
                      102-21           5.160           5.017           4.857           4.673           4.440           3.915
                      102-22           5.153           5.009           4.847           4.661           4.427           3.896
                      102-23           5.147           5.002           4.838           4.650           4.413           3.877
                      102-24           5.140           4.994           4.829           4.639           4.400           3.859
                      102-25           5.134           4.986           4.819           4.628           4.386           3.840
                      102-26           5.128           4.978           4.810           4.616           4.373           3.821
                      102-27           5.121           4.970           4.800           4.605           4.359           3.802
                      102-28           5.115           4.962           4.791           4.594           4.345           3.784
                      102-29           5.108           4.955           4.781           4.583           4.332           3.765
                      102-30           5.102           4.947           4.772           4.571           4.318           3.746
                      102-31           5.095           4.939           4.763           4.560           4.305           3.727
                      103-00           5.089           4.931           4.753           4.549           4.291           3.709
                      103-01           5.083           4.923           4.744           4.538           4.278           3.690
                      103-02           5.076           4.915           4.734           4.527           4.264           3.671
                      103-03           5.070           4.908           4.725           4.515           4.251           3.653
                      103-04           5.063           4.900           4.716           4.504           4.237           3.634

                    N-Spread             139             154             174             182             190             180
                         WAL            5.89            4.69            3.80            3.11            2.51            1.74
                    Mod Durn           4.706           3.859           3.210           2.691           2.233           1.614
            Principal Window       05/04 - 02/14   05/04 - 02/14   05/04 - 02/14   05/04 - 02/14   05/04 - 06/12   05/04 - 02/10

                   LIBOR_6MO           1.223           1.223           1.223           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300           1.300           1.300           1.300

                                      50 CPR          60 CPR          70 CPR
                      102-20           3.316           2.570           1.663
                      102-21           3.291           2.538           1.622
                      102-22           3.266           2.505           1.580
                      102-23           3.241           2.473           1.539
                      102-24           3.216           2.440           1.497
                      102-25           3.191           2.408           1.456
                      102-26           3.166           2.376           1.415
                      102-27           3.142           2.343           1.373
                      102-28           3.117           2.311           1.332
                      102-29           3.092           2.279           1.291
                      102-30           3.067           2.246           1.249
                      102-31           3.042           2.214           1.208
                      103-00           3.017           2.182           1.167
                      103-01           2.992           2.150           1.126
                      103-02           2.968           2.117           1.085
                      103-03           2.943           2.085           1.044
                      103-04           2.918           2.053           1.003

                    N-Spread             144              84              -2
                         WAL            1.28            0.97            0.75
                    Mod Durn           1.215           0.936           0.733
            Principal Window       05/04 - 08/08   05/04 - 07/07   05/04 - 10/06

                   LIBOR_6MO           1.223           1.223           1.223
                   LIBOR_1YR           1.493           1.493           1.493
                     CMT_1YR           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Current Balance                                 Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
<= $333,700.00                                    517     $93,353,949       34.42     64.03     22.31     32.32     40.74     23.25
$333,700.01 - $450,000.00                         132      51,060,911       18.83     19.29     21.67     19.49     16.57     13.55
$450,000.01 - $650,000.00                         130      69,226,951       25.52      8.70     29.71     28.82     24.90     27.12
$650,000.01 - $850,000.00                          30      22,419,399        8.27      4.72     10.05      5.00      7.91     13.88
$850,000.01 - $1,050,000.00                        16      15,087,700        5.56      3.26      5.01     10.95      3.33      9.07
$1,050,000.01 - $1,250,000.00                       6       6,891,611        2.54      0.00      3.67      0.00      2.70      5.97
$1,250,000.01 - $1,450,000.00                       2       2,640,500        0.97      0.00      1.40      0.00      1.60      0.00
$1,450,000.01 - $1,650,000.00                       3       4,462,500        1.65      0.00      1.61      3.41      0.00      7.16
$1,850,000.01 - $2,050,000.00                       2       3,918,502        1.44      0.00      2.20      0.00      2.25      0.00
$2,050,000.01 - $2,250,000.00                       1       2,172,200        0.80      0.00      2.38      0.00      0.00      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: $32,550.00
Maximum: $2,172,200.00
Average: $323,282.74

                                                                          % of
                                                # of      Aggregate     Aggregate
Current Gross Rate                              Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
3.251% - 3.500%                                     1        $975,000        0.36      0.00      0.00      2.22      0.00      0.00
3.501% - 3.750%                                     1         420,000        0.15      0.00      0.46      0.00      0.00      0.00
3.751% - 4.000%                                     8       2,487,530        0.92      0.00      2.73      0.00      0.00      0.00
4.001% - 4.250%                                     7       2,263,965        0.83      0.00      0.93      3.23      0.00      0.00
4.251% - 4.500%                                    33      11,470,461        4.23      3.16      4.12     10.01      2.44      1.41
4.501% - 4.750%                                    54      21,904,030        8.08      1.23      8.64     19.01      6.24      0.00
4.751% - 5.000%                                   104      37,437,846       13.80      5.88     16.79     26.58     10.21      0.00
5.001% - 5.250%                                    92      32,882,402       12.12      7.00     14.00     20.21     10.73      0.00
5.251% - 5.500%                                   133      40,523,234       14.94      5.20     12.61     18.74     21.27      5.36
5.501% - 5.750%                                   101      29,028,172       10.70      2.79     11.48      0.00     16.38     18.04
5.751% - 6.000%                                    80      27,242,703       10.04      5.29     10.67      0.00      9.65     36.81
6.001% - 6.250%                                    50      19,585,358        7.22      5.49     10.49      0.00      5.79     16.42
6.251% - 6.500%                                    66      18,051,859        6.66     13.60      2.41      0.00     10.02     15.38
6.501% - 6.750%                                    30       7,530,692        2.78      5.83      3.39      0.00      1.98      4.79
6.751% - 7.000%                                    16       4,184,678        1.54     12.22      0.25      0.00      0.12      0.82
7.001% - 7.250%                                    30       9,210,231        3.40     13.73      1.02      0.00      4.87      0.00
7.251% - 7.500%                                    13       3,056,351        1.13      9.27      0.00      0.00      0.07      0.98
7.501% - 7.750%                                    20       2,979,709        1.10      9.31      0.00      0.00      0.21      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 3.500%
Maximum: 7.750%
Weighted Average: 5.564%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 1 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Net Rate                                        Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
3.001% - 3.250%                                     1        $975,000        0.36      0.00      0.00      2.22      0.00      0.00
3.251% - 3.500%                                     4       1,429,930        0.53      0.00      1.57      0.00      0.00      0.00
3.501% - 3.750%                                     8       2,442,600        0.90      0.00      1.98      1.45      0.00      0.00
3.751% - 4.000%                                    13       4,311,744        1.59      0.00      1.57      4.85      0.54      1.41
4.001% - 4.250%                                    44      15,561,495        5.74      3.51      5.12     18.30      2.12      0.00
4.251% - 4.500%                                    69      29,422,435       10.85      3.46     13.13     19.46      9.24      0.00
4.501% - 4.750%                                    82      27,546,938       10.16      8.01     11.34     18.49      7.85      0.00
4.751% - 5.000%                                    99      34,265,408       12.63      4.34     14.84     19.74     12.65      0.00
5.001% - 5.250%                                   145      42,991,289       15.85      5.31     14.53     15.49     22.98      8.52
5.251% - 5.500%                                    96      28,839,029       10.63      4.85     10.44      0.00     17.01     16.13
5.501% - 5.750%                                    67      22,560,077        8.32      5.21      9.49      0.00      5.75     35.56
5.751% - 6.000%                                    68      22,704,461        8.37      7.15     10.51      0.00      8.85     16.42
6.001% - 6.250%                                    48      15,777,549        5.82     12.21      3.90      0.00      6.26     15.38
6.251% - 6.500%                                    31       6,988,276        2.58     13.63      0.56      0.00      1.61      4.79
6.501% - 6.750%                                    15       3,265,401        1.20      8.72      0.29      0.00      0.24      0.82
6.751% - 7.000%                                    22       7,802,820        2.88     10.40      0.74      0.00      4.70      0.00
7.001% - 7.250%                                    11       2,322,572        0.86      7.04      0.00      0.00      0.00      0.98
7.251% - 7.500%                                    16       2,027,199        0.75      6.15      0.00      0.00      0.21      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 3.125%
Maximum: 7.375%
Weighted Average: 5.237%

                                                                          % of
                                                # of      Aggregate     Aggregate
Index                                           Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
1 Year CMT                                         11      $5,029,306        1.85      0.00      3.20      2.00      1.45      0.00
1 Year Libor                                       34      11,081,595        4.09      0.00      2.72      9.07      2.67     11.20
6 Month Libor                                     794     255,123,321       94.06    100.00     94.08     88.93     95.88     88.80
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 2 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Months to Roll                                  Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
16                                                  2        $420,966        0.16      1.40      0.00      0.00      0.00      0.00
17                                                  2         846,930        0.31      2.81      0.00      0.00      0.00      0.00
19                                                  1         111,247        0.04      0.37      0.00      0.00      0.00      0.00
20                                                  7       1,726,963        0.64      5.74      0.00      0.00      0.00      0.00
21                                                 63      13,147,708        4.85     43.68      0.00      0.00      0.00      0.00
22                                                 55      13,483,603        4.97     44.79      0.00      0.00      0.00      0.00
23                                                  2         363,850        0.13      1.21      0.00      0.00      0.00      0.00
29                                                  1         447,913        0.17      0.00      0.49      0.00      0.00      0.00
30                                                  2         796,979        0.29      0.00      0.87      0.00      0.00      0.00
31                                                  1         365,564        0.13      0.00      0.40      0.00      0.00      0.00
32                                                  5       4,432,007        1.63      0.00      4.86      0.00      0.00      0.00
33                                                 17      10,790,336        3.98      0.00     11.84      0.00      0.00      0.00
34                                                 57      20,084,758        7.40      0.00     22.05      0.00      0.00      0.00
35                                                 81      31,001,805       11.43      0.00     34.03      0.00      0.00      0.00
36                                                 66      23,185,500        8.55      0.00     25.45      0.00      0.00      0.00
46                                                  1         540,000        0.20      0.00      0.00      1.23      0.00      0.00
50                                                  1         556,000        0.20      0.00      0.00      0.00      0.65      0.00
53                                                  1         460,000        0.17      0.00      0.00      0.00      0.54      0.00
54                                                  2       1,095,972        0.40      0.00      0.00      2.22      0.14      0.00
55                                                  3       1,137,955        0.42      0.00      0.00      2.10      0.25      0.00
56                                                  5       1,387,879        0.51      0.00      0.00      1.26      0.98      0.00
57                                                 26       7,667,876        2.83      0.00      0.00      4.44      6.71      0.00
58                                                121      36,273,876       13.37      0.00      0.00     25.55     29.42      0.00
59                                                177      49,585,001       18.28      0.00      0.00     44.03     35.52      0.00
60                                                 93      30,376,259       11.20      0.00      0.00     19.16     25.79      0.00
114                                                 1         123,991        0.05      0.00      0.00      0.00      0.00      0.59
115                                                 1         519,000        0.19      0.00      0.00      0.00      0.00      2.48
116                                                 4       3,258,700        1.20      0.00      0.00      0.00      0.00     15.56
117                                                 9       3,961,000        1.46      0.00      0.00      0.00      0.00     18.91
118                                                19       6,624,063        2.44      0.00      0.00      0.00      0.00     31.62
119                                                 6       2,518,320        0.93      0.00      0.00      0.00      0.00     12.02
120                                                 7       3,942,200        1.45      0.00      0.00      0.00      0.00     18.82
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 16
Maximum: 120
Weighted Average: 51


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 3 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Gross Margin                                    Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
<= 2.000%                                          57     $10,930,238        4.03      0.00      2.93      0.31      9.54      0.00
2.001% - 2.250%                                   417     137,897,388       50.84      1.29     42.84     79.77     53.36     85.95
2.251% - 2.500%                                    12       2,897,593        1.07      3.76      0.80      2.36      0.00      0.00
2.501% - 2.750%                                    92      30,156,344       11.12      3.72     13.23     14.72      8.89     14.05
2.751% - 3.000%                                     1         247,868        0.09      0.82      0.00      0.00      0.00      0.00
3.001% - 3.250%                                   204      76,171,562       28.08     55.06     39.10      2.85     26.69      0.00
3.251% - 3.500%                                     8       1,783,358        0.66      5.49      0.00      0.00      0.16      0.00
3.501% - 3.750%                                     5       1,704,448        0.63      3.20      0.81      0.00      0.00      0.00
3.751% - 4.000%                                     5       2,265,299        0.84      3.67      0.00      0.00      1.36      0.00
4.001% - 4.250%                                     3         869,058        0.32      2.01      0.29      0.00      0.00      0.00
4.251% - 4.500%                                    29       5,322,450        1.96     17.68      0.00      0.00      0.00      0.00
4.751% - 5.000%                                     6         988,617        0.36      3.28      0.00      0.00      0.00      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 1.875%
Maximum: 5.000%
Weighted Average: 2.670%

                                                                          % of
                                                # of      Aggregate     Aggregate
First Rate Cap                                  Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
0.000%                                              1        $397,500        0.15      0.00      0.44      0.00      0.00      0.00
2.000%                                             13       5,512,162        2.03      3.31      3.53      0.33      1.36      0.00
3.000%                                            188      53,529,321       19.74     96.69     26.81      0.00      0.00      0.00
4.900%                                              1         160,000        0.06      0.00      0.00      0.00      0.19      0.00
4.995%                                              3       1,568,000        0.58      0.00      1.28      0.00      0.47      0.00
5.000%                                            620     206,062,060       75.97      0.00     66.10     98.90     95.65    100.00
6.000%                                             13       4,005,178        1.48      0.00      1.85      0.77      2.33      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 0.000%
Maximum: 6.000%
Weighted Average: 4.558%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 4 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Periodic Rate Cap                               Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
0.000%                                              1        $397,500        0.15      0.00      0.44      0.00      0.00      0.00
1.000%                                            776     251,099,366       92.58    100.00     92.83     88.15     93.04     88.21
2.000%                                             61      19,448,786        7.17      0.00      6.73     11.85      6.62     11.79
5.000%                                              1         288,570        0.11      0.00      0.00      0.00      0.34      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 0.000%
Maximum: 5.000%
Weighted Average: 1.076%

                                                                          % of
                                                # of      Aggregate     Aggregate
Maximum Rate                                    Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
8.251% - 8.500%                                     1        $975,000        0.36      0.00      0.00      2.22      0.00      0.00
9.001% - 9.250%                                     5       1,313,500        0.48      0.00      0.39      2.18      0.00      0.00
9.251% - 9.500%                                    16       5,258,618        1.94      0.00      0.69      7.15      1.40      1.41
9.501% - 9.750%                                    36      15,563,183        5.74      0.88      4.40     18.38      3.78      0.00
9.751% - 10.000%                                   68      20,783,407        7.66      3.24      2.80     23.51      8.13      0.00
10.001% - 10.250%                                  54      18,781,794        6.92      1.63      1.78     17.41     10.60      0.00
10.251% - 10.500%                                 114      36,309,050       13.39      8.20      6.53     20.12     21.06      5.36
10.501% - 10.750%                                  95      27,978,324       10.32      2.04      7.97      0.64     18.84     18.04
10.751% - 11.000%                                  99      37,617,218       13.87      6.60     17.93      2.64     12.24     36.81
11.001% - 11.250%                                  77      29,735,666       10.96      9.44     18.14      4.27      5.93     16.42
11.251% - 11.500%                                  87      24,995,015        9.22      7.80     10.78      1.48     10.52     15.38
11.501% - 11.750%                                  43      12,452,516        4.59      4.45      9.25      0.00      1.98      4.79
11.751% - 12.000%                                  34      11,248,021        4.15      7.72      9.26      0.00      0.38      0.82
12.001% - 12.250%                                  36      12,530,648        4.62     11.50      5.41      0.00      4.87      0.00
12.251% - 12.500%                                  27       5,889,222        2.17     15.22      1.14      0.00      0.07      0.98
12.501% - 12.750%                                  33       6,051,509        2.23     11.79      2.56      0.00      0.21      0.00
12.751% - 13.000%                                   6       1,982,581        0.73      5.83      0.25      0.00      0.00      0.00
13.001% - 13.250%                                   8       1,768,949        0.65      3.65      0.74      0.00      0.00      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 8.500%
Maximum: 13.250%
Weighted Average: 10.907%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 5 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
FICO Scores                                     Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Not Available 0                                     5      $1,358,073        0.50      1.37      0.38      0.97      0.20      0.00
601 - 620                                           1         299,098        0.11      0.00      0.33      0.00      0.00      0.00
621 - 640                                          40      13,994,939        5.16     15.16      8.65      0.92      0.99      1.47
641 - 660                                          73      20,323,286        7.49     17.13      4.67      8.02      5.65     12.29
661 - 680                                         118      35,924,845       13.24     18.34     17.93      9.28     10.75      4.03
681 - 700                                         139      48,408,879       17.85     18.27     18.94     12.70     19.27     17.52
701 - 720                                         112      36,355,209       13.40     12.93     11.72     12.13     14.28     20.49
721 - 740                                         123      36,206,717       13.35     10.83     14.57     11.02     14.58     11.54
741 - 760                                         101      35,346,680       13.03      3.14     10.51     13.87     17.14     19.73
761 - 780                                          86      31,958,446       11.78      2.50      9.67     23.69     10.90     12.93
781 - 800                                          32       9,430,253        3.48      0.00      2.47      5.75      5.46      0.00
801 - 820                                           9       1,627,797        0.60      0.34      0.16      1.65      0.77      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum (not less than 400): 620
Maximum: 816
Weighted Average: 712

                                                                          % of
                                                # of      Aggregate     Aggregate
Original Loan To Value Ratio                    Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
<= 50.00%                                          24      $7,795,590        2.87      1.36      0.79      8.92      1.61      6.55
50.01% - 55.00%                                     6       1,365,552        0.50      0.00      0.10      0.48      0.14      4.51
55.01% - 60.00%                                    12       5,923,293        2.18      0.00      3.36      3.55      1.00      2.15
60.01% - 65.00%                                    21      13,445,949        4.96      0.00      8.24      1.91      4.52      5.97
65.01% - 70.00%                                    35      15,003,532        5.53      4.92      3.44      8.20      5.47     10.16
70.01% - 75.00%                                    69      28,731,879       10.59      5.90     13.21     15.80      6.26     12.69
75.01% - 80.00%                                   539     173,156,641       63.84     61.23     65.14     57.37     68.39     57.00
80.01% - 85.00%                                    12       2,917,461        1.08      3.21      1.44      0.92      0.28      0.00
85.01% - 90.00%                                    45       9,990,462        3.68     10.61      2.11      1.69      4.62      0.98
90.01% - 95.00%                                    76      12,903,863        4.76     12.77      2.18      1.15      7.71      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 18.18
Maximum: 95.00
Weighted Average: 77.04


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 6 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Combined Loan To Value Ratio                    Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
<= 50.00%                                          24      $7,795,590        2.87      1.36      0.79      8.92      1.61      6.55
50.01% - 55.00%                                     5       1,200,002        0.44      0.00      0.10      0.48      0.14      3.72
55.01% - 60.00%                                     9       3,838,127        1.42      0.00      1.72      2.22      1.00      2.15
60.01% - 65.00%                                    17      11,748,149        4.33      0.00      5.87      2.95      4.52      5.97
65.01% - 70.00%                                    25       9,611,138        3.54      3.77      1.83      8.01      3.13      3.00
70.01% - 75.00%                                    40      14,965,231        5.52      1.87      6.92      5.66      3.02     14.54
75.01% - 80.00%                                   197      71,377,067       26.32     10.33     27.40     30.63     30.08     20.19
80.01% - 85.00%                                    22       6,585,212        2.43      4.17      2.99      3.56      1.23      0.00
85.01% - 90.00%                                   151      58,351,154       21.51     14.85     20.42     16.98     25.88     27.61
90.01% - 95.00%                                   180      43,944,339       16.20     24.89     15.42     13.15     17.61      7.76
95.01% - 100.00%                                  169      41,818,213       15.42     38.74     16.54      7.44     11.79      8.51
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 18.95
Maximum: 100.00
Weighted Average: 84.40

                                                                          % of
                                                # of      Aggregate     Aggregate
Amortization                                    Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Interest In Arrears                               326     $87,163,190       32.14     74.53     24.14     30.50     34.45      0.00
Interest Only                                     513     184,071,032       67.86     25.47     75.86     69.50     65.55    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00

                                                                          % of
                                                # of      Aggregate     Aggregate
Top 5 States                                    Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
California                                        324    $137,410,361       50.66     43.60     65.72     29.49     48.96     46.63
Virginia                                           68      27,342,253       10.08      6.72      5.47     32.62      2.12     20.03
Florida                                           100      17,561,495        6.47      9.75      1.86      5.32     11.81      2.59
Maryland                                           32      11,957,981        4.41      5.86      3.89      9.61      2.61      0.98
New York                                           21       9,789,547        3.61      1.37      1.47      2.63      6.10      8.09
Other                                             294      67,172,584       24.77     32.70     21.59     20.33     28.40     21.69
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 7 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Prepay Original Term                            Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
0                                                 533    $178,612,475       65.85     21.55     59.86     97.10     65.29     92.32
12                                                 35      20,430,003        7.53      4.52     17.12      0.00      4.08      0.00
24                                                111      24,475,561        9.02     66.66      2.76      0.52      1.96      0.00
36                                                 82      29,569,533       10.90      1.23     19.52      0.38     11.32      7.68
60                                                 78      18,146,650        6.69      6.04      0.74      2.01     17.35      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00

                                                                          % of
                                                # of      Aggregate     Aggregate
Document Type                                   Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Alternate                                          57      $9,291,277        3.43      0.00      0.00      0.00      9.79      4.55
Full                                              250      86,499,612       31.89     14.30     28.73     89.75      7.66     48.07
No Doc                                             62      13,700,331        5.05      5.55      2.66      0.00     11.28      0.00
No Ratio                                           53      15,085,984        5.56     30.52      3.35      0.81      2.92      0.00
Reduced                                           362     131,361,573       48.43     30.66     62.35      8.22     61.56     44.36
Stated Doc                                         55      15,295,444        5.64     18.97      2.90      1.22      6.79      3.01
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00

                                                                          % of
                                                # of      Aggregate     Aggregate
Loan Purpose                                    Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Construction to Perm                                1        $485,050        0.18      0.00      0.00      1.10      0.00      0.00
Cash Out Refinance                                161      61,458,091       22.66     13.85     28.55     21.41     19.81     23.86
Purchase                                          553     167,444,007       61.73     79.02     58.64     46.22     70.38     47.72
Rate/Term Refinance                               124      41,847,074       15.43      7.13     12.80     31.27      9.81     28.42
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00

                                                                          % of
                                                # of      Aggregate     Aggregate
Owner Occupancy Status                          Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Investor                                          147     $31,269,031       11.53     18.38      6.31      5.68     19.73      3.30
Primary                                           672     235,346,622       86.77     80.00     93.28     92.68     76.71     96.70
Secondary                                          20       4,618,569        1.70      1.63      0.41      1.64      3.56      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 8 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Property Type                                   Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Coop                                                1        $209,483        0.08      0.00      0.00      0.48      0.00      0.00
Condominium                                       106      26,981,584        9.95      8.46      7.77     12.13     13.07      4.31
PUD                                               105      29,049,655       10.71      6.22      9.94     12.09     12.59      9.98
Single Family                                     575     197,279,996       72.73     76.61     74.96     74.21     66.78     78.60
Two- to Four Family                                52      17,713,505        6.53      8.72      7.33      1.09      7.56      7.12
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00

                                                                          % of
                                                # of      Aggregate     Aggregate
Stated Remaining Term to Maturity               Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
178                                                 1        $140,000        0.05      0.00      0.00      0.00      0.16      0.00
346                                                 1         540,000        0.20      0.00      0.00      1.23      0.00      0.00
350                                                 1         556,000        0.20      0.00      0.00      0.00      0.65      0.00
352                                                 2         420,966        0.16      1.40      0.00      0.00      0.00      0.00
353                                                 4       1,754,844        0.65      2.81      0.49      0.00      0.54      0.00
354                                                 5       2,016,943        0.74      0.00      0.87      2.22      0.14      0.59
355                                                 6       2,133,766        0.79      0.37      0.40      2.10      0.25      2.48
356                                                21      10,805,549        3.98      5.74      4.86      1.26      0.98     15.56
357                                               115      35,566,921       13.11     43.68     11.84      4.44      6.71     18.91
358                                               250      75,876,300       27.97     44.79     22.05     24.52     29.25     31.62
359                                               267      83,918,976       30.94      1.21     34.03     45.05     35.52     12.02
360                                               166      57,503,959       21.20      0.00     25.45     19.16     25.79     18.82
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Minimum: 178
Maximum: 360
Weighted Average: 358

                                                                          % of
                                                # of      Aggregate     Aggregate
Servicer                                        Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Alliance Mortgage                                   3        $564,174        0.21      1.87      0.00      0.00      0.00      0.00
Cendant                                            63      12,044,175        4.44      0.00      2.93      0.00     11.00      0.00
Downey                                             30      13,501,109        4.98      0.00      5.24     11.53      4.30      0.00
GMAC Mortgage                                     462     150,677,970       55.55     98.13     48.52     65.18     46.92     39.84
Greenpoint                                        270      90,386,456       33.32      0.00     40.59     19.65     37.78     60.16
Nextstar                                           11       4,060,338        1.50      0.00      2.71      3.63      0.00      0.00
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                   Page 9 of 10

                              [LOGO] UBS Investment
                                     Bank

                        Collateral Stratification Report
                                    MARM04_4

                                                                          % of
                                                # of      Aggregate     Aggregate
Originator                                      Loans      Balance       Balance    Group 1   Group 2   Group 3   Group 4   Group 5
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
American Home Mortgage                              3        $558,472        0.21      1.86      0.00      0.00      0.00      0.00
Cendant Mortgage                                   63      12,044,175        4.44      0.00      2.93      0.00     11.00      0.00
Downey Savings                                      9       4,365,944        1.61      0.00      1.64      4.66      0.97      0.00
First Financial                                     6       1,167,186        0.43      0.74      0.00      1.00      0.59      0.00
First Guaranty Mortgage                            46       8,447,860        3.11     28.06      0.00      0.00      0.00      0.00
Greenpoint Mortgage Corporation                   270      90,386,456       33.32      0.00     40.59     19.65     37.78     60.16
Mortgage Store                                     89      16,931,564        6.24      0.95      1.46      8.90     13.39      0.00
Nexstar                                            11       4,060,338        1.50      0.00      2.71      3.63      0.00      0.00
Ohio Savings                                        1         447,913        0.17      0.00      0.49      0.00      0.00      0.00
Provident Bank                                     15       3,840,564        1.42      4.97      0.00      0.00      0.00     11.20
UBS Conduit                                       326     128,983,749       47.55     63.42     50.18     62.15     36.26     28.64
---------------------------------------------   -----    ------------   ---------   -------   -------   -------   -------   -------
Total:                                            839    $271,234,222      100.00    100.00    100.00    100.00    100.00    100.00


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Apr 6, 2004 15:57                  Page 10 of 10